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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



    Date of Report                                          FEBRUARY 11, 2003
    (Date of earliest event reported)                       FEBRUARY 11, 2003


                         ST. JOSEPH CAPITAL CORPORATION
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


          333-6581                                    35-1977746
  (Commission File Number)               (I.R.S. Employer Identification Number)



 3820 EDISON LAKES PARKWAY, MISHAWAKA, INDIANA                          46545
   (Address of principal executive offices)                           (Zip Code)



                                 (800) 890-2798
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On February 11, 2003, the Company issued a press release announcing that it has filed an application with The Nasdaq Stock Market, Inc. to list its common stock on the Nasdaq SmallCap Market.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS

             99.1  Press release dated February 11, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ST. JOSEPH CAPITAL CORPORATION



Dated: February 11, 2003                By:  /s/ John W. Rosenthal